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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date Of Earliest Event Reported) May 12, 2000


                           Transworld Healthcare, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    New York
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-11570                                      13-3098275
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


              555 Madison Avenue, New York New York      10022
             ----------------------------------------  ----------
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (212) 750-0064


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a)(1)  Previous Independent Accountants

        (i) Effective May 12, 2000, Transworld Healthcare, Inc. (the Registrant") dismissed PricewaterhouseCoopers LLP as the Registrant's independent accountant.

        (ii) The reports of PricewaterhouseCoopers LLP on the consolidated financial statements for the past two fiscal years ended September 30, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        (iii) The decision to change accountants was approved by both the Registrant's Audit Committee and its Board of Directors.

        (iv) As of May 12, 2000, the Registrant named a successor accounting firm. (See (2) below.)

        (v) In connection with its audits for the two most recent fiscal years and through May 12, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

        (vi) During the Registrant's two most recent fiscal years and through May 12, 2000, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v).

        (vii) The Registrant has provided PricewaterhouseCoopers LLP with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K. The Registrant has requested PricewaterhouseCoopers LLP to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

(2)     Newly Engaged Independent Accountants

        (i) On May 12, 2000, the Registrant engaged Ernst & Young LLP as its new independent accountant. During the two years ended September 30, 1999 and during the subsequent period ended May 12, 2000, neither the Registrant nor anyone on its behalf consulted Ernst & Young LLP regarding (i) the application of accounting principles to any transaction, either completed or proposed, or
                (ii) the type of audit opinion that might be rendered by Ernst & Young LLP on the Company's financial statements.


                                     Page 2
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

        16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission (to be filed by amendment).





















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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2000

                                  TRANSWORLD HEALTHCARE, INC.


                                  By: /s/ Wayne A. Palladino
                                      ---------------------------
                                      Wayne A. Palladino
                                      Senior Vice President and Chief Financial
                                      Officer (Principal Financial Officer and
                                      Duly Authorized to Sign on Behalf of
                                      Registrant)








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